                                                                   EXHIBIT 10.88

                        COMMUNITY HEALTH COMPUTING CORP.
                        --------------------------------

                            STOCK OPTION PLAN (1995)
                            ------------------------



1.  PURPOSE OF THE PLAN.
    -------------------

          This Stock Option Plan (1995) (the "Plan") is intended to promote the growth of the Company by attracting and motivating officers, employees and other persons whose efforts are deemed worthy of encouragement through the incentive effects of stock options.

2.  DEFINITIONS.
    -----------

    As used herein, the following definitions shall apply:

    (a)  "ADAC" shall mean ADAC Laboratories, a California corporation.
          ----

    (b)  "BOARD" shall mean the Committee if one has been appointed or, if no
          -----
Committee has been appointed, the Board of Directors of the Company.

    (c)  "CAUSE" shall mean any of the following:  (a) gross and willful
          -----
failure, after 30 days' written warning, to discharge the normal employment duties required of the employee, (b) theft or other misappropriation of Company property, trade secrets or other intellectual property rights and use thereof for non-employee purposes or (c) commission of a crime such that the Company's reputation with its customers is materially damaged. Becoming fully or partially disabled shall not be deemed "Cause" herein.

    (d)  "CHC" shall mean Community Health Computing Corp., a Delaware
          ---
corporation.

    (e)  "CHANGE OF CONTROL" shall occur upon the earliest to occur of any
          -----------------
of the following events: (i) a majority of CHC's Board of Directors does not consist of persons who were members of the Board of Directors of ADAC Laboratories ("ADAC") on July 1, 1995, but only if such event occurs within a period of less than six months; (ii) any "person" or "group" (as defined in or pursuant to Sections 13(d) and 14(d) of the Securities Act of 1934, as amended, (the "Exchange Act"), becomes the "beneficial owner" (as defined in Rule 13(d) promulgated under the Exchange Act) directly or indirectly of securities of the corporation representing 40% or more of the voting power of the common stock outstanding which votes generally for the election of directors; or (iii) the corporation or any of its subsidiaries sells, through merger, assignment or otherwise, in one or more transactions, other than in the ordinary course of business, assets constituting two-thirds (2/3) in value of the total assets of the Corporation. The value
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Stock Option Plan (1995)
Community Health Computing Corp.


of such assets, for purposes of this section, shall be determined by the Board of Directors and shall be consistent with the values applicable to the asset sale transaction.

    (f)  "CODE" shall mean the Internal Revenue Code, the rules and regulations
          ----
promulgated thereunder and the interpretations thereof, all as from time to time in effect.

    (g)  "COMMITTEE" shall mean the Committee appointed by the Board of
          ---------
Directors in accordance with Section 3(a) below, if one is appointed.

    (h)  "COMMON STOCK" shall mean the Common Stock of the Company.
          ------------

    (i)  "COMPANY" shall mean Community Health Computing Corp., a Delaware
          -------
corporation.

    (j)  "COMPENSATION PACKAGE" shall mean base salary, cash incentive bonuses
          --------------------
and the value of all other readily-measurable non-cash perquisites received during the prior calendar year.

    (k)  "CONSULTANT" shall mean any person who is engaged by the Company or
          ----------
any Parent or Subsidiary of the Company to render consulting or advisory services, whether or not compensation is paid to such individual.

    (l)  "CONTINUOUS STATUS" shall mean the absence of any interruption or
          -----------------
termination of service as an Employee, Consultant or other person providing services on a regular basis to the Company or its Parent or any Subsidiary. Continuous Status shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board, provided that either such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is provided or guaranteed by contract or statute.


    (m)  "DIRECTOR" shall mean any person serving on the Board of Directors.
          --------

    (n)  "EMPLOYEE" shall mean any person, including Officers and Directors,
          --------
employed by the Company or its Parent or any Subsidiary of the Company.

    (o)  "FAIR MARKET VALUE" shall mean the average of the closing bid and
          -----------------
asked prices of a share of Common Stock, as reported by The Wall Street Journal (or, if not reported, as otherwise quoted by

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Stock Option Plan (1995)
Community Health Computing Corp.


the National Association of Securities Dealers through NASDAQ), on the date of the grant of the Option, or, if the Common Stock is listed on the NASDAQ National Market System or is listed on a national stock exchange, the closing price on such System or such exchange on the date of the grant of an Option, as reported in The Wall Street Journal. In the event the Common Stock is not traded publicly, the Fair Market Value on the date of the grant of an Option shall be determined, in good faith, by the Board or the Committee and such determination shall be conclusive for all purposes. The Board or Committee shall take into account such factors affecting value as it, in its sole and absolute discretion, may deem relevant.

    (p)  "FAIR MARKET VALUE OF CHC" shall mean and be determined by the
          ------------------------
following formula: (a) the net income before interest expense and federal income taxes based on net income ("EBIT") of CHC for the four fiscal quarters ending immediately prior to a Change of Control divided by the EBIT of ADAC and all of its subsidiaries (including CHC) for the four fiscal quarters ending immediately prior to a Change of Control, the result of which shall be multiplied by (b) the market capitalization of ADAC on the date of the Change of Control. For purposes of this section, "market capitalization" shall mean the per share closing price of ADAC Common Stock multiplied by the weighted average number of Common and Common-equivalent shares outstanding as of the fiscal quarter ending immediately preceding the determination date.

    (q)  "FAIR MARKET VALUE PER CHC SHARE" shall be determined by first
          -------------------------------
subtracting from the Fair Market Value of CHC the aggregate liquidation preferences of all issued and outstanding shares of CHC convertible preferred stock and then dividing the result by the number of all issued and outstanding shares of CHC Common Stock; provided, however, that at the election of CHC, the aggregate liquidation preferences of such convertible preferred stock shall not be subtracted from the Fair Market Value of CHC, and the Fair Market Value of CHC shall be divided by the sum of (a) the number of the issued and outstanding shares of CHC Common Stock and (b) the number of shares of CHC Common Stock into which all issued and outstanding shares of convertible preferred stock of CHC may be converted.

    (r)  "INCENTIVE OPTION" shall mean an option described in Section 422 of
          ----------------
the Code. To qualify for favorable tax treatment provided by an incentive option, the shares purchased upon exercise must be held for a period of two (2) years from the date of the option grant and for a period of one (1) year after the shares are transferred to Optionee.

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Stock Option Plan (1995)
Community Health Computing Corp.


    (s) "NET INTRINSIC VALUE" of an Option shall mean the difference between (a)
         -------------------
the Fair Market Value per CHC Share and (b) the Option exercise price, multiplied by the number of shares represented by the Unvested Portion of an Option.

    (t)  "NON-QUALIFIED OPTION" shall mean an option other than an Incentive
          --------------------
Option, the exercise of which generally results in an immediate taxable event.

    (u)  "OFFICER" shall mean any person, which may include a Director, employed
          -------
by the Company or its Parent or any Subsidiary of the Company who has been elected an officer by the respective Board of Directors.

    (v)  "OPTIONS" shall mean stock options issued pursuant to the Plan. Options
          -------
may be either "Incentive Options," which are defined as Options intended to meet the requirements of Section 422 of the Code, or "Nonqualified Options," which are defined as Options not intended to meet such requirements of the Code.

    (w)  "OPTION AGREEMENT" shall mean the written agreement setting forth the
          ----------------
terms and conditions of an Option.

    (x)  "OPTIONED STOCK" shall mean the Common Stock subject to an Option.
          --------------

    (y)  "OPTIONEE" shall mean a person who receives an Option.
          --------

    (z)  "PARENT" shall mean a "parent corporation," whether now or hereafter
          -------
existing, as defined in Section 424(e) of the Code.

    (aa) "PARTICIPANT" shall mean a person to whom an Option has been granted.
          -----------
    (ab) "PLAN" shall mean this Stock Option Plan (1995).
          ----

    (ac) "SHARE" shall mean a share of Common Stock of the Company, as may be
          -----
adjusted in accordance with Section 6 below.

    (ad) "SUBSIDIARY" shall mean a "subsidiary corporation" of the Company,
          ----------
whether now or hereafter existing, as defined in Section 424(f) of the Code.

    (ae) "UNVESTED PORTION" of an Option shall mean that portion of an Option
          ----------------
to purchase CHC Common Stock which the Optionee is not then entitled to exercise.

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Stock Option Plan (1995)
Community Health Computing Corp.


3.  ADMINISTRATION OF THE PLAN.
    --------------------------

     (a)  BY THE BOARD OF DIRECTORS OR BY THE COMMITTEE.  The Plan shall be
          ---------------------------------------------
administered by the Board of Directors or, if appointed by the Board, by a Committee of two or more directors; provided, however, if the Company shall have registered a class of equity securities pursuant to Section 12 of the Securities Exchange Act of 1934, and a grant is to be made to an officer or director, then such grant shall be determined shall be determined by the Board of Directors, if each member is a "disinterested" person as defined under Rule 16b-3 of the Securities Exchange Act of 1934, or by a Committee of two or more directors, each of whom shall be "disinterested" as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Board and the Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of the Plan, or in order that any Option that is intended to be an Incentive Option will be classified as an incentive stock option under the Code, or in order to conform to any regulation or to any change in any law or regulation applicable thereto. The Board of Directors may reserve to itself any of the authority granted to the Committee as set forth herein, and it may perform and discharge all of the functions and responsibilities of the Committee at any time that a duly constituted Committee is not appointed and serving.

     (b)  ACTIONS OF THE BOARD AND THE COMMITTEE.  All actions taken and all
          --------------------------------------
interpretations and determinations made by the Board or by the Committee in good faith (including determinations of Fair Market Value, Fair Market Value of CHC and Fair Market Value per CHC Share) shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Board or the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board or the Committee shall, in addition to their rights as directors, be fully protected by the Company with respect to any such action, determination or interpretation.

     (c)  POWERS OF THE BOARD AND THE COMMITTEE. Subject to the provisions
          -------------------------------------
of the Plan, the Board and, if appointed, the Committee shall have the authority, in their discretion:

          (i) to determine, upon review of the relevant information, Fair Market Value for purposes of grants of Options, Fair Market Value of CHC and Fair Market Value per CHC Share;

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Stock Option Plan (1995)
Community Health Computing Corp.

     (ii) to determine the persons to whom Options shall be granted, the time or times at which Options shall be granted, the number of shares to be represented by each Option, the vesting thereof and the exercise price per share; (iii) to interpret the Plan; (iv) to adopt, amend, and rescind rules and regulations relating to the Plan; (v) to determine whether an Option granted shall be an Incentive Option or a Nonqualified Option and to determine the terms and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, to modify or amend each Option, including reductions in the exercise price thereof; (vi) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option; (vii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (viii) to make all other determina tions deemed necessary or advisable for the administration of the Plan.

4.   ELIGIBILITY AND PARTICIPATION.
     -----------------------------

     (a) ELIGIBILITY.  Grants of Options may be made to any Employee or
         -----------
Consultant (which may include Officers and/or Directors) of the Company or of its Parent or Subsidiary, or any independent contractor, vendor, supplier or any other person providing services to the Company or a Parent or Subsidiary whose efforts are deemed worthy of encouragement by the Board; provided, however, an Incentive Option may only be granted to an Employee.

     (b) PARTICIPATION BY DIRECTOR.  Members of the Board who are either
         -------------------------
eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board and may be counted as part of an action by unanimous written consent during or with respect to which action is taken to grant Options to him.

5.   EXERCISE PRICE; CONSIDERATION; AND FORM OF OPTION AGREEMENT.
     -----------------------------------------------------------

     (a) EXERCISE PRICE.  The exercise price of any Incentive Option shall be
         --------------
not less than one hundred percent (100%) of Fair Market Value on the date of the grant of the Option. The exercise price of a Nonqualified Option shall not be less than eighty-five percent (85%) of Fair Market Value on the date of the grant of the Option. If an Incentive Option is granted to an Optionee who then owns stock possessing more than 10% of the total combined voting

                                       6
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Stock Option Plan (1995)
Community Health Computing Corp.

power of all classes of stock of the Company or its Parent or any Subsidiary, the exercise price of such Incentive Option shall be at least one hundred ten percent (110%) of Fair Market Value on the date of the grant of such Option.

     (b)  CONSIDERATION.  The exercise price shall be paid in full, at the time
          -------------
of exercise of the Option, by personal or bank cashier's check or in such other form of lawful consideration as the Board of Directors or the Committee may approve from time to time, including, without limitation, the transfer of outstanding shares of Common Stock as provided in Section 7(c) or the Op tionee's promissory note in form satisfactory to the Company and bearing interest at a rate of not less than 6% per annum.

     (C) FORM OF OPTION AGREEMENT.  Each Option shall be evidenced by an Option
         ------------------------
Agreement specifying the number of shares which may be purchased upon exercise of the Option and containing such terms and provisions as the Board or the Committee may determine, subject to the provisions of the Plan.

6.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN.
     ------------------------------------------

     (a) NUMBER.  The aggregate number of shares of Common Stock subject to
         ------
Options which may be granted under the Plan shall be 1,000,000, subject to adjustment as hereinbelow provided. To the extent any Option granted under the Plan shall expire or terminate unexercised or for any reason become unexercisable, the shares subject to such Option shall thereafter be available for future grants under the Plan.

     (B) CAPITAL CHANGES.  Except as hereinafter provided, no adjustment shall
         ---------------
be made in the number of shares of Common Stock issued to a Participant, or in any other rights of the Participant upon exercise of an Option, by reason of any dividend, distribution or other right granted to shareholders for which the record date is prior to the date of exercise of the Participant's Option. In the event any change is made to the shares of Common Stock (whether by reason of a merger, consolidation, reorganization, recap italization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or otherwise), appropriate adjustments shall be made in: (i) the number of shares of Common Stock theretofore made subject to Options, and in the exercise price of such shares; and (ii) the aggregate number of shares which may be made subject to Options. If any of the foregoing adjustments shall result in a fractional share, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such a fractional share.

                                       7
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Stock Option Plan (1995)
Community Health Computing Corp.


7.   EXERCISE OF STOCK OPTIONS.
     -------------------------

     (a) TIME OF EXERCISE.  Subject to the provisions of the Plan, including
         ----------------
without limitation Section 7(d) and Section 8, the Board or the Committee, in its discretion, shall determine the time when an Option, or a portion of an Option, shall become exercisable, and the time when an Option, or a portion of an Option, shall expire; provided, however, that (i) each Option shall expire, to the extent not exercised, no later than the tenth anniversary of the date on which it was granted; and (ii) any Incentive Option granted to any person who owns shares possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or of its Parent or a Subsidiary shall have a term of not to exceed five (5) years. Such time or times shall be set forth in the Option Agreement evidencing such Option.

     (b) NOTICE OF EXERCISE.  An Optionee electing to exercise an Option shall
         ------------------
give written notice to the Company, as specified by the Option Agreement, of his/her election to purchase a specified number of shares, such notice shall be accompanied by the instrument evidencing such Option and any other documents required by the Company, and shall tender the exercise price of the shares optionee has elected to purchase. If the notice of election to exercise is given by the executor or administrator of a deceased Participant, or by the person(s) to whom the Option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company will be under no obligation to deliver shares pursuant to such exercise unless and until the Company is satisfied that the person(s) giving such notice is or are entitled to exercise the Option.

     (c) EXCHANGE OF OUTSTANDING STOCK.  The Board, in its sole discretion, may
         -----------------------------
permit an Optionee to surrender to the Company shares of Common Stock of the Company or any Parent previously acquired by the Optionee at least six (6) months prior to such surrender as part or full payment for the exercise of an Option. Such surrendered shares shall be valued at their Fair Market Value on the date of exercise of the Option.

     (d) TERMINATION OF CONTINUOUS STATUS BEFORE EXERCISE.  If a Participant's
         ------------------------------------------------
Continuous Status with the Company or its Parent or any Subsidiary shall cease for any reason (other than the Participant's death, retirement or disability as provided below), any Option then held by the Participant or his/her estate, to the extent then exercisable, shall remain exercisable after such cessation of the Continuous Status for a period of three (3) months commencing upon the date of such cessation (or such longer period

                                       8
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Stock Option Plan (1995)
Community Health Computing Corp.


as the Board may allow, either in the form of Option Agreement or by Board action). If the Option is not exercised during this period it shall be deemed to have been forfeited and be of no further force or effect. Notwithstanding the exercise period hereinabove described, if the holder of an Option is terminated for "Cause" (as hereinabove defined), the Board shall have the authority, by notice to the holder of an Option, to immediately terminate such Option, effective on the date of termination, and such Option shall no longer be exercisable to any extent whatsoever.

     (e) DEATH.  If a Participant dies at a time when he is entitled to exercise
         -----
an Option, then at any time or times within twelve (12) months after his/her death (or such further period as the Board may allow) such Option may be exercised, as to all or any of the shares which the Participant was entitled to purchase immediately prior to his/her death (i) by his/her executor or administrator or the person(s) to whom the Option is transferred by will or the applicable laws of descent and distribution or (ii) his designated beneficiary, and except as so exercised such Option will expire at the end of such period.
In no event, however, may any Option be exercised after the expiration of its term.

     (f) RETIREMENT AND DISABILITY.  If a Participant retires from service at
         -------------------------
age 65 or older or retires at less than age 65 with the consent of the Board of Directors or becomes disabled (within the meaning of Section 105(d)(4) of the Code) at a time when he is entitled to exercise an Option, then, at any time or times within three (3) months of the date of such retirement or within twelve
(12) months of the date of such disability, he may exercise such Option as to all or any of the shares which he was entitled to purchase under such Option immediately prior to such retirement or disability. Except as so exercised, such Option shall expire at the end of such period. In no event, however, may any Option be exercised after the expiration of its term.

     (g) DISPOSITION OF TERMINATED STOCK OPTIONS. Any shares of Common Stock
         ---------------------------------------
subject to Options which have been terminated as provided above shall not thereafter be eligible for purchase by the Participant but shall again be available for grant by the Board to other Participants.

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Stock Option Plan (1995)
Community Health Computing Corp.



8.  SPECIAL PROVISIONS RELATING TO INCENTIVE OPTIONS.
    -------------------------------------------------

    The Company shall not grant Incentive Options under the Plan to any Optionee to the extent that the aggregate Fair Market Value (determined as of the date of grant) of the Common Stock covered by such Incentive Options which are exercisable for the first time during any calendar year, when combined with the aggregate Fair Market Value of all stock covered by Incentive Options granted to such Optionee after December 31, 1986 by the Company, its Parent or a Subsidiary thereof which are exercisable for the first time during the same calendar year, exceeds $100,000. Incentive Options shall be granted only to persons who, on the date of grant, are Employees of the Company or its Parent or a Subsidiary of the Company.

9.  NO CONTRACT OF EMPLOYMENT.
    --------------------------

    Unless otherwise expressed in a writing signed by an authorized officer of the Company, all Employees of the Company are hired for an unspecified period of time and are considered to be "at-will employees." Nothing in this Plan shall confer upon any Participant the right to continue in the employ of the Company, its Parent or any Subsidiary, nor shall it limit or restrict in any way the right of the Company, its Parent or any such Subsidiary to discharge the Participant at any time for any reason whatsoever, with or without Cause.

10. NO RIGHTS AS A SHAREHOLDER.
    --------------------------

    A Participant shall have no rights as a shareholder with respect to any shares of Common Stock subject to an Option.

11. NONTRANSFERABILITY OF OPTIONS; DEATH OF PARTICIPANT.
    ---------------------------------------------------

    No Option acquired by a Participant under the Plan shall be assignable or transferable by a Participant, other than by will or the laws of descent and distribution, and such Options are exercisable, during his lifetime, only by Optionee; provided, however, that any option agreement issued under the Plan may provide for the designation of a beneficiary of the Optionee (which may be an individual or trustee) who may exercise the Option after the Optionee's death and enjoy the economic benefits thereof, subject to the consent of Optionee's spouse where required by law. Subject to Section 7(e), in the event of Optionee's death, the Option may be exercised by the personal representative of the Participant's estate or, if no personal representative has been appointed, by the successor(s) in interest determined under the Participant's will or under the applicable laws of descent and distribution.

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Stock Option Plan (1995)
Community Health Computing Corp.



Participants's will or under the applicationable lawas of descent and distribution.

12.  LIQUIDATION OF THE COMPANY.  In the event of a proposed dissolution or
     --------------------------
liquidation of the Company, the Option shall terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. The Board may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his Option as to all or any part of the Shares covered by an Option, including Shares as to which the Option would not otherwise be exercisable.

13.  CHANGES OF CONTROL; OTHER EVENTS.  In the event of a proposed sale of all
     --------------------------------
or substantially all of the assets of the Company (other than a sale or transfer to a subsidiary or parent corporation of the Company), the merger or consolidation of the Company with or into another corporation in a transaction in which the Company does not survive (other than a reincorporation to another state), or a Change in Control as defined in Section 2(e) hereof, Options granted under the Plan may provide for certain rights of the Option holder or, if exercised, the shareholder. Furthermore, upon the occurrence of any such event (and except as stated to the contrary in any Option Agreement granted under the Plan), all Options shall vest immediately and may be fully exercised without regard to the normal vesting schedules. Should an Option so become immediately exercisable, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of not less than ten (10) nor more than sixty (60) days from the date of such notice and, if such Option shall not be exercised, the Option shall terminate upon the expiration of such period and be of no further force or effect.

14.  AMENDMENTS; DISCONTINUATION OF PLAN.
     -----------------------------------

     The Board may from time to time alter, amend, suspend or discontinue the Plan, including, where applicable, any modifications or amendments as it shall deem advisable for any reason, including satisfying the requirements of any law or regulation or any change thereof; provided, however, that no such action shall adversely affect the rights and obligations of any holder of an Option then outstanding under the Plan; and provided further, that no such action shall, without the approval of the shareholders of the Company, (a) materially increase the maximum number of shares of Common Stock that may be made subject to Options (unless necessary to effect the adjustments required by Section 6(b)), (b) materially increase the benefits accruing to Participants under the

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Stock Option Plan (1995)
Community Health Computing Corp.



Plan, or (c) materially lessen the requirements as to eligibility for participation in the Plan. No such amendment shall materially adversely affect the rights of any Participant under any Option previously granted without such Participant's prior consent.

15.  REGISTRATION OF OPTIONED SHARES.
     -------------------------------

     The Options shall not be exercisable unless the purchase of such Optioned Shares is pursuant to an applicable effective registration statement under the Securities Act of 1933, as amended, or unless, in the opinion of counsel to the Company, the proposed purchase of such Optioned Shares would be exempt from the registration requirements of the Securities Act of 1933, as amended.

16.  WITHHOLDING TAXES; SATISFIED BY WITHHOLDING OPTIONED SHARES.
     -----------------------------------------------------------

     (a) GENERAL. The Company, its Parent or any Subsidiary may take such
         -------
steps as it may deem necessary or appropriate for the withholding of any taxes which the Company, its Parent or any Subsidiary is required by law or regulation of any governmental authority, whether Federal, state or local, do mestic or foreign, to withhold in connection with any Option including, but not limited to, requiring the Optionee to pay such tax at the time of exercise or the withholding of issuance of shares of Common Stock to be issued upon the exercise of any Option until the Participant reimburses the Company for the amount the Company is required to withhold with respect to such taxes, or, at the Company's sole discretion, cancelling any portion of such issuance of Common Stock in any amount sufficient to reimburse itself for the amount it is required to so withhold.

     (b) SATISFYING TAXES BY WITHHOLDING OPTIONED SHARES.  Option Agreements
         -----------------------------------------------
under the Plan may, at the discretion of the Board, contain a provision to the effect that all Federal and state taxes required to be withheld or collected from an Optionee upon exercise of an Option may be satisfied by the withholding of a sufficient number of exercised Option Shares which, valued at Fair Market Value on the date or exercise, would be equal to the total withholding obligation of the Optionee for the exercise of such Option; provided, however, that if the Company is a corporation any of whose outstanding securities are then registered under the Securities Exchange Act of 1934, no person who is an "officer" of the Company as such term is defined in Rule 3b-2 under the Securities Exchange Act of 1934 may elect to satisfy the withholding of Federal and state taxes upon the exercise of an Option by the withholding of Optioned Shares unless such election is made

                                      12
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Stock Option Plan (1995)
Community Health Computing Corp.



either (i) at least six months prior to the date that the exercise of the Option becomes a taxable event or (ii) during any of the periods beginning on the third business day following the date on which the Company issues a news release containing the operating results of a fiscal quarter or fiscal year and ending on the twelfth business day following such date. Such election shall be deemed made upon receipt of notice thereof by an officer of the Company, by mail, personal delivery or by facsimile message, and shall (unless notice to the contrary is provided to the Company) be operative for all Option exercises which occur during the twelve-month period following election.

17.  EFFECTIVE DATE AND TERM OF PLAN.
     -------------------------------

     The Plan is effective as of the date of adoption by the Board and Options may be granted at any time on or after such date; provided, however, that (i) the Plan shall terminate if the shareholders of the Company do not approve and adopt it within twelve (12) months of such date and (ii) no Option shall be effective unless an appropriate qualification or other approval of the Plan is received, if necessary, from any state securities law adminis trator who may have jurisdiction with respect thereto. No Options shall be granted subsequent to ten (10) years after the effective date of the Plan; however, Options outstanding subsequent to ten years after the effective date of the Plan shall continue to be governed by the provisions of the Plan until exercised or terminated in accordance with the Plan or the respective Option Agreements.

                              ADOPTED BY THE BOARD OF DIRECTORS
                              AND SOLE SHAREHOLDER ON
                              July 12, 1995

                        COMMUNITY HEALTH COMPUTING CORP.
                        --------------------------------
                             STOCK OPTION AGREEMENT
                             ----------------------
                                     UNDER
                                     -----
                            STOCK OPTION PLAN (1995)
                            ------------------------



     THIS STOCK OPTION AGREEMENT is issued to the Optionee herein-below set forth pursuant to the Stock Option Plan (1995) (the "Plan") of Community Health Computing Corp., a Delaware corporation (the "Company").

     1.   OPTIONEE; BASIC TERMS.  The Optionee is hereby granted an option to
          ---------------------
purchase the number of fully paid and non-assessable shares of the Common Stock of the Company at the option price set forth in Section 1.B. below, subject to the following additional terms and conditions:

          A.   DEFINITIONS.
               -----------

               (i) "ADAC" shall mean ADAC Laboratories, a California corporation.

               (ii) "Cause" shall mean any of the following: (a) gross and willful failure, after 30 days' written warning, to discharge the normal employment duties required of the employee, (b) theft or other misappropriation of Company property, trade secrets or other intellectual property rights and use thereof for non-employee purposes or (c) commission of a crime such that the Company's reputation with its customers is materially damaged. Becoming fully or partially disabled shall not be deemed "Cause" herein.

               (iii) "CHC" shall mean Community Health Computing Corp., a Delaware corporation.

               (iv) "Change of Control" shall occur upon the earliest to occur of any of the following events: (i) a majority of CHC's Board of Directors does not consist of persons who were members of the Board of Directors of ADAC on July 1, 1995, but only if such event occurs within a period of less than six months; (ii) any "person" or "group" (as defined in or pursuant to Sections 13(d) and 14(d) of the Securities Act of 1934, as amended, (the "Exchange Act"), becomes the "beneficial owner" (as defined in Rule 13(d) promulgated under the Exchange Act) directly or indirectly of securities of the Company representing 40% or more of the voting power of the common stock outstanding which votes generally for the election of directors; or (iii) the Company or any of its subsidiaries sells, through merger, assignment or otherwise, in one or more transactions, other than in the ordinary course of business, assets constituting two-thirds (2/3) in value of the total assets of the Company. The value of such assets, for purposes of this section, shall be determined by the Board of Directors and shall be consistent with the values applicable to the asset sale transaction.

Stock Option Agreement
Community Health Computing Corp.


               (v) "Code" shall mean the Internal Revenue Code of 1986, and as amended from time to time.

               (vi) "Compensation Package" shall mean base salary, cash incentive bonuses and the value of all other readily measurable non-cash perquisites received during the prior calendar year.

               (vii) "Fair Market Value of CHC" shall mean and be determined by the following formula: (a) the net income before interest expense and federal income taxes based on net income ("EBIT") of CHC for the four fiscal quarters ending immediately prior to a Change of Control divided by the EBIT of ADAC and all of its subsidiaries (including the Company) for the four fiscal quarters ending immediately prior to a Change of Control, the result of which shall be multiplied by (b) the "Market Capitalization" of ADAC on the date of the Change of Control. For purposes of this section, Market Capitalization shall mean the per share closing price of ADAC Common Stock multiplied by the weighted average number of Common and Common-equivalent shares outstanding as of the fiscal quarter ending immediately preceding the determination date.

               (viii)"Fair Market Value per CHC Share" shall be determined by first subtracting from the Fair Market Value of CHC the aggregate liquidation preferences of all issued and outstanding shares of the Company's convertible preferred stock and then dividing the result by the number of all issued and outstanding shares of the Company's Common Stock; provided, however, that at the election of the Company, the aggregate liquidation preferences of such convertible preferred stock shall not be subtracted from the Fair Market Value of CHC, and the Fair Market Value of CHC shall be divided by the sum of (a) the number of the issued and outstanding shares of the Company's Common Stock and
(b) the number of shares of the Company's Common Stock into which all issued and outstanding shares of convertible preferred stock of the Company may be converted.

               (ix)  "Incentive Option" shall mean an option described in
Section 422 of the Code. To qualify for favorable tax treatment provided by an incentive option, the shares purchased upon exercise must be held for a period of two (2) years from the date of the option grant and for a period of one (1) year after the shares are transferred to Optionee.

               (x) "Net Intrinsic Value" of an Option shall mean the difference between (a) the Fair Market Value per CHC Share and (b) the Option exercise price, multiplied by the number of shares represented by the Unvested Portion of an Option.

Stock Option Agreement
Community Health Computing Corp.


               (xi) "Non-Qualified Option" shall mean an option other than an Incentive Option, the exercise of which generally results in an immediate taxable event.

               (xii) "Unvested Portion" of an Option shall mean that portion of an Option which the Optionee is not then entitled to exercise.

               (xiii) Unless otherwise indicated, all capitalized terms set forth in this Agreement shall have the meaning provided to them under the Plan, a copy of which Optionee acknowledges having received.

          B.   GRANT OF OPTION.
               ---------------

               (i)   This stock option is granted to _______________
 ("Optionee").

               (ii) The Company hereby grants to the Optionee an option (the "Option") to purchase ____________ shares of the Common Stock of the Company, upon the terms and conditions set forth below. The date of grant of the Option is __________ __, 19__ (the "Grant Date").

               (iii) The exercise and purchase price ("Purchase Price") per share is $____________.

               (iv)  This Option is intended to be a(n):

                    /__/ Incentive Option (to be received only by employees of
                                                                 ---------
the Company).

                    /__/  Non-Qualified Option.


               (v)  The Optionee is a(n) (if applicable, check more than one):


/__/  Employee                /__/  Officer               /__/  Other Person
                                                                providing
                                                                services

/__/  Director                /__/  Consultant


          C.   DURATION OF OPTION.
               ------------------

               Except as provided below, this Option shall expire on December 31, 1997. In the event, however, that the Company determines that Optionee's employment is to be terminated for Cause (as such term is defined herein), any right of Optionee to exercise the Options shall expire automatically on the date that the Company notifies Optionee of such determination (the "Early Expiration Date").

Stock Option Agreement
Community Health Computing Corp.


          D.   PURCHASE PRICE.
               --------------

               The Purchase Price for the shares subject to the Option is $.66 per share.

     2.   EXERCISABILITY.  Subject to Section 6 regarding termination of
          --------------              ---------
Optionee's employment, consulting or other relationship with the Company and
Section 13.B regarding Incentive Options, this Option shall become exercisable
------------
in one or more installments (to the nearest whole number), in the percentages and on and after the dates set forth below:

                                          CUMULATIVE
                        % OF OPTION       PERCENTAGE
       DATE          SHARES EXERCISABLE    AVAILABLE
       ----         --------------------  -----------
January 21, 1996            50%               50%
July 21, 1996               50%              100%

     3.   METHOD OF EXERCISE AND PAYMENT.
          ------------------------------

          A.   EXERCISE.  This Option may be exercised from time to time, in
               --------
whole or in part, to the extent exercisable, only by delivery to an officer of the Company of the original of this Option with an appropriate Notice of Exercise duly signed by the holder, together with the full purchase price of the shares purchased pursuant to the exercise of the Option; provided, however, that this Option may not be exercised if such exercise would violate any law or governmental order or regulation. If the offer and sale of the shares subject to the Option has not been registered under the Securities Act of 1933, as amended (the "Act"), Optionee shall deliver to the Company, at the time of exercise, appropriate investment representation substantially as set forth below in this Agreement unless, in the opinion of counsel for the Company, the shares issued would not be deemed "restricted securities" within the meaning of such Act or the rules and regulations promulgated thereunder. Payment for the shares purchased pursuant to any exercise shall be made in full at the time of such exercise in cash or by check payable to the order of the Company or, if approved by the Board of Directors, payable in Common Stock of the Company or its Parent corporation (as such term is defined in the Plan) already owned by the Optionee for a period of six (6) months prior to such exercise, valued as of the date of exercise of the Option by the Board of Directors or, if approved by the Board of Directors, by a promissory note payable to the order of the Company. If a promissory note is tendered, such note shall bear interest at an interest rate determined by, and shall be subject to such terms and conditions as are prescribed by, the Board as set forth in the form of promissory note then utilized under the Plan.

Stock Option Agreement
Community Health Computing Corp.


          B.   WITHHOLDING.  Optionee agrees to have withheld from any
               -----------
remuneration payable to him by the Company and/or to pay to the Company, at the time of exercise of the Option, an amount which is required to be withheld or paid pursuant to any Federal, State or local tax or revenue laws or regulations, as may be determined by the Company. If approved in advance by the Board of Directors, the Optionee may satisfy such tax withholding by instructing the Company to withhold such number of option shares exercised which, when valued at fair market value as determined by the Board of Directors on the date of Exercise, equal the total tax obligations required to be withheld.

     4.   NON-TRANSFERABILITY.  This Option shall not be transferred, sold,
          -------------------
pledged, assigned, hypothecated, or disposed of in any manner by Optionee other than by will or the laws of descent and distribution to the extent hereinafter set forth. This Option may be exercised during the holder's lifetime only by the holder hereof or, upon the holder's legal incapacity to act on his/her own behalf, by the holder's conservator or other lawful representative. The Option shall be null and void and without effect upon any attempted assignment or transfer, except as hereinabove provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     5.   TERMINATION.  To the extent that this Option shall not have been
          -----------
exercised in full prior to its termination or expiration date, whichever shall be sooner, it shall terminate and become void and of no effect.

     6.   CESSATION OF CONTINUOUS STATUS -- TERMINATION, RETIRE MENT, DEATH OR
          --------------------------------------------------------------------
DISABILITY; TERMINATION "FOR CAUSE."  If the Optionee shall voluntarily or
------------------------------------
involuntarily cease his/her Continuous Status (as such term is defined in the Plan) (hereinafter referred to as a "Termination"), the Option shall terminate forthwith, except that the Optionee shall have three (3) months (or such longer period as the Board may approve) following the Termination to exercise this Option or any portion thereof which the Optionee could have exercised on the date of Termination; provided, however, that if the Termination is due to (i) retirement by the Optionee on or after attaining the age of sixty-five (65) years, (ii) the disability of the Optionee or (iii) the death of the Optionee, the Optionee or the representative of the estate of the Optionee shall have the privilege of exercising the entire unexercised vested portion of this Option, provided that such exercise be accomplished (a) prior to the expiration of this Option and (b) either within three (3) months of the Optionee's retirement, within twelve (12) months of the Optionee's disability, or within twelve (12) months after the date of death of the Optionee,

Stock Option Agreement
Community Health Computing Corp.

as the case may be. Notwithstanding any of the foregoing, if the Termination is for Cause (as such term is defined herein) or Optionee breaches (before or after termination) any of his duties under this Agreement, the existence of which shall be determined by the Board of Directors or any Committee established to administer the Plan (such decision to be made by the Board or Committee in its sole discretion and which determination shall be conclusive), this Option shall terminate immediately upon the Termination and the Optionee in such event shall have no right after such Termination to exercise any unexercised Option which he/she might have exercised on or prior to the Termination.

     7.   STOCK SPLITS AND CAPITAL ADJUSTMENTS.  If, prior to the complete
          ------------------------------------
exercise of this Option, there shall be declared and paid a stock dividend upon the Common Stock of the Company or if such stock shall be split up, converted, exchanged or reclassified, this Option, to the extent that it has not been exercised, shall entitle the Optionee, upon the future exercise of this Option, to such number and kind of securities or other property, subject to the terms of the Option, to which the Optionee would be entitled had he/she actually owned the stock subject to the unexercised portion of the Option at the time of the occurrence of such stock dividend, split up, conversion, exchange, reclassification or substitution; and the aggregate purchase price upon the future exercise of the Option shall be the same as if shares of Common Stock of the Company originally optioned were being purchased as provided herein.

     8.   CHANGE IN CONTROL PROVISIONS.
          ----------------------------

          A.   UPON A CHANGE OF CONTROL OF THE COMPANY, THE FOLLOWING EVENT
               ------------------------------------------------------------
SHALL OCCUR:
-----------

          The Company shall become obligated to pay to Optionee a sum equal to the Net Intrinsic Value of the Unvested Portion of his or her Option, but subject to the following terms and conditions: Such sum shall be paid to Optionee, with interest thereon at a rate of 6% per annum, immediately upon the earliest to occur of the following events: (a) Optionee has completed 12 additional consecutive months of employment (commencing from the date of the Change of Control); (b) Optionee's employment is terminated by the Company or its parent corporation for any reason other than Cause; (c) Optionee's Compensation Package is reduced; (d) Optionee's duties or responsibilities are materially reduced in scope or importance or (e) Optionee's place of employment is changed to a location in excess of ten miles beyond Optionee's then-existing place of employment. Pending a determination of Optionee's entitlement to such sum, it shall be retained by the Company in a separate segregated trust or escrow account at a bank or other Federally-insured savings institution and shall be unavailable for use or borrowing by the Company or its affiliates.

Stock Option Agreement
Community Health Computing Corp.


          B.   UPON A CHANGE OF CONTROL OF EITHER CHC OR ADAC, THE FOLLOWING
               -------------------------------------------------------------
EVENT SHALL OCCUR:
-----------------

          Each person who owns shares of Company Common Stock as a result of the exercise of an Option (an "Exchanging Shareholder") may elect to exchange such shares for that number of shares of ADAC Common Stock having a market value equal to the Fair Market Value per CHC Share multiplied by the number of shares of the Company's Common Stock being tendered for exchange. The market value of a share of ADAC Common Stock shall be based upon such share's closing price on the date of the Change of Control; provided, however, that if ADAC Common Stock is not publicly traded on such date, or if on such date ADAC has been merged with another entity or 80% or more of its assets or shares have been sold to another entity which is, in each such case, owned or controlled by persons other than ADAC's previous shareholders, the Exchanging Shareholder may elect to deliver his or her shares of Company Common Stock to ADAC or to the Company in consideration for cash equal to the Fair Market Value per CHC Share multiplied by the number of Company shares being tendered for exchange. In order to facilitate such exchange of shares, ADAC hereby agrees to prepare and file with the Securities and Exchange Commission, and to use its best efforts to cause to become effective, a Registration Statement on Form S-3 (or similar form having the same economic effects) covering all ADAC shares exchanged for Company Common Stock, and to maintain its effectiveness for a period of two years; all fees and expenses incurred in connection therewith shall be borne by ADAC; and the selling shareholders and ADAC shall enter into an appropriate indemnification agreement whereby ADAC shall indemnify the selling shareholders against any losses and expenses which may be incurred as a result of ADAC including any statement or representation in the Registration Statement which is materially false or misleading or omitting to include therein any statement the omission of which results in the Registration Statement being false or misleading in any material respect.

     9.   RESTRICTIONS ON TRANSFER OF STOCK -- RIGHT OF FIRST REFUSAL.
          -----------------------------------------------------------

          A.   RESTRICTIONS.  Optionee agrees that he/she will not, directly or
               ------------
indirectly, sell, pledge, give, bequeath, transfer, assign or dispose (collectively, a "transfer") of any Common Stock (or any interest therein), acquired pursuant to the exercise of the Option, except as permitted by this Agreement, or as may be specifically authorized by the Board of Directors of the Company in its sole discretion, or in accordance with the following: If Optionee shall have received a bona fide arms' length written offer (a "Bona Fide Offer") which Optionee desires to accept from an independent party unrelated to Optionee (the "Third Party") for the purchase of such Common Stock, such Option Holder shall give a notice in writing (the "Sale Notice") to the Company setting forth

Stock Option Agreement
Community Health Computing Corp.

the material facts concerning the proposed transfer, including the name and address of the Third Party and the price and terms of the Bona Fide Offer and be accompanied by a copy of the Bona Fide Offer. Upon the giving of the Sale Notice, the Company or its assignee shall have the right to purchase all of the Common Stock specified in the Sale Notice, said right to be exercised no later than 30 business days after the giving of such Sale Notice or, if later, 15 days after the determination of the fair market value (as defined below) of any non-cash consideration offered by the Third Party by giving written notice of the Company's (or its assignee's) election to purchase all of such Common Stock. Upon receipt of such notice from the Company, the Company shall be obligated to purchase, and such Optionee shall be obligated to sell to the Company such Common Stock at the price and terms indicated in the Bona Fide Offer and the closing of the purchase by the Company shall be held as soon as reasonably practicable and, if the consideration offered by the Third Party in the Bona Fide Offer consists of property other than cash, then the Company shall pay for the Common Stock in cash in an amount equal to the fair market value of such consideration.

          If the Company does not elect to purchase all of such Common Stock, Optionee thereafter, at any time within a period of thirty (30) days from the giving of said Sale Notice, may transfer all (but not less than all) of such Common Stock to the Third Party at the price and terms contained in the Bona Fide Offer, and the Third Party and such Common Stock shall thereafter be subject to and be bound by all of the provisions of this Agreement and, as a condition precedent to the completion of such transfer of Common Stock to such Third Party, shall execute and deliver to the Company a written acknowledgement to such effect in form and substance reasonably satisfactory to the Company, except that the Company shall not be entitled to the "call" rights set forth in this Section with respect to the shares of Common Stock acquired by the Third Party; provided, however, that in the event Optionee has not so transferred said Common Stock to the Third Party within said 30-day period, then said Common Stock thereafter shall continue to be subject to all of the restrictions contained in this Agreement.

          For purposes of this Section, "fair market value" of non-cash consideration means the cash-equivalent value of the non-cash consideration as determined in good faith by the Board of Directors of the Company. Upon delivery of notice of such fair market value to Optionee (which shall indicate, in a general fashion, the factors considered by the Board in determining such amount), such Optionee shall have ten business days in which to notify the Company in writing of any disagreement. If written notice is given of a disagreement, the Company and Optionee shall mutually agree upon an independent appraiser experienced in making valuations of such sort which shall make a determination of the fair market value of the non-cash consideration. Such determination shall be final,

Stock Option Agreement
Community Health Computing Corp.


binding and non-appealable upon the Company and Optionee. The cost and expenses incurred in connection with the determination made by the independent appraiser shall be borne (i) by the Company if the independent appraiser makes a higher determination of fair market value than the Board of Directors of the Company, or (ii) by Optionee if the independent appraiser makes the same or a lower determination of such fair market value.

          B.   PERMISSIBLE TRANSFERS TO RELATED TRANSFEREES. Notwithstanding
               --------------------------------------------
anything to the contrary contained above in this Section, Optionee may transfer such Optionee's Common Stock without restriction to such Optionee's Related Transferees (as defined herein), provided that each such Related Transferee shall first execute a written consent in form and substance reasonably satisfactory to the Company to be bound by all of the provisions of this Agreement. The "Related Transferees" of an Optionee shall consist of Optionee's spouse, Optionee's adult children, trusts established solely for the benefit of Optionee's spouse or Optionee's minor children and, in the event of death, Optionee's personal representatives (in their capacities as such), estate and named beneficiaries. In the event of any transfer by an Optionee to a Related Transferee of all or any part of such Optionee's Common Stock (or in the event of any subsequent transfer by any such Related Transferee to another Related Transferee of the original Optionee), such Related Transferee(s) shall receive and hold said Common Stock subject to the terms of this Agreement and the rights and obligations hereunder, and such Related Transferee shall be deemed to be an Optionee for the purposes of this Agreement. There shall be no further transfer of such Common Stock by a Related Transferee except between and among such Related Transferees, the Optionee to whom such Related Transferee is related and the other Related Transferees of such Optionee, or except as permitted by this Agreement.

     10.  COMPANY'S "CALL" OPTIONS.
          ------------------------

          A.   COMPANY'S "CALL" OPTION.  Upon the (i) voluntary or involuntary
               -----------------------
termination of Optionee's employment with the Company for any reason or (ii) death of Optionee, (collectively a "Callable Event"), subject to the provisions of Section 11 and this Section, the Company may, at its option, exercisable by
   ----------
written notice (a "Call Notice") delivered to such Optionee within 90 days after the applicable Callable Event (or, in the event the applicable Callable Event is the death of an Optionee, within 30 days after the appointment and qualification of the deceased Optionee's personal representative, if later), elect to purchase, and, upon the giving of such Call Notice, the Company shall be obligated to purchase and such Optionee (or, as applicable, the Related Transferee or Optionee's personal representative) (the "Seller") shall be obligated to sell, all or any portion of the shares of Company Common Stock theretofore acquired by such Optionee (and his Related

Stock Option Agreement
Community Health Computing Corp.


Transferees, if any) pursuant to the exercise of Options hereunder and owned at the time of the Call Purchase Event at a per share purchase price equal to the Fair Market Value per CHC Share. The Company need not treat all option holders of the Company in a similar manner, and may exercise its call rights hereunder, partially or fully, with respect to some optionees and not others, and for any reason it deems appropriate.

          B.   DEFINITIONS OF FAIR MARKET VALUE PER CHC SHARE.  For purposes of
               ----------------------------------------------
this Section, the term "Fair Market Value per CHC Share" shall be based upon the definition thereof set forth in Section 1.A(viii) hereof; provided, however, that for purposes of this Section 10 only, the Board of Directors of the Company shall not be bound by such definition if it determines, in good faith, that to do so would result in a per share valuation that would not reflect the true fair market value of the Company's Common Stock.

          C.   CLOSING TERMS.  The closing for all purchases and sales of Common
               -------------
Stock provided for in this Section 10 shall be at the principal executive offices of the Company as soon as reasonably practicable after the giving of the Call Notice. The purchase price for the purchase and sale of Common Stock pursuant to the provisions hereof shall be paid in cash, by certified or official bank check. The Seller of shares of Common Stock sold pursuant to this Section shall cause such shares to be delivered to the Company at the closing free and clear of all liens, charges or encumbrances of any kind. Such Seller shall take such action as the Company shall request as necessary to transfer the shares to the Company, free and clear of all liens, charges and encumbrances incurred, voluntarily or involuntarily, by or through Seller.

     11.  TERMINATION AND LAPSE OF CERTAIN RIGHTS AND RESTRICTIONS.
          --------------------------------------------------------

          A. The Company's right of first refusal upon any proposed transfer set forth in Section 9 and the Company's call rights set forth in Section 10
             ---------                                            ----------
shall lapse and be of no further effect with respect to shares of the Common Stock acquired by an Optionee pursuant to the exercise of Options hereunder upon the earlier to occur of: (i) the completion of the first underwritten, registered public offering of Common Stock of the Company; or (ii) the consummation of a sale of substantially all of the assets of the Company and its subsidiaries taken as a whole or a sale of substantially all of the outstanding shares of capital stock of the Company.

     12.  COMPLIANCE WITH SECURITIES LAWS.
          -------------------------------

          A.   POSTPONE ISSUANCE.   Notwithstanding any provision of this Option
               -----------------
to the contrary, the Company may postpone the issuance and delivery of shares of Company Common Stock upon any exercise of this Option until one of the following conditions shall be met:

Stock Option Agreement
Community Health Computing Corp.


               (i) The shares with respect to which such Option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities laws now in force or hereafter enacted or amended; or

               (ii) Counsel for the Company shall have given an opinion that registration of such shares under applicable Federal and state securities laws, as now in force or hereafter enacted or amended, is not required.

          B. INVESTMENT REPRESENTATION.  In the event that for any reason the
             -------------------------
shares to be issued upon exercise of the Option shall not be effectively registered under the Securities Act of 1933 (the "1933 Act"), upon any date on which the Option is exercised in whole or in part, the Company shall be under no further obligation to issue shares covered by the Option unless the Optionee shall give a written representation to the Company, in form satisfactory to the Company, that such person is acquiring the shares issued pursuant to such exercise of the Option for investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he/she will make no transfer of the same except in compliance with the 1933 Act and the rules and regulations promulgated thereunder and then in force, and in such event the Company may place an "investment legend" upon any certificate for the shares issued by reason of such exercise.

          C.   DISPOSITION OF STOCK ACQUIRED UPON EXERCISE.  In addition to the
               -------------------------------------------
other restrictions provided in this Agreement, Optionee agrees that prior to making any disposition or transfer of any Common Stock acquired pursuant to the exercise of this option Optionee shall give twenty (20) days' prior written notice to the Company describing the manner of such proposed transfer. Optionee further agrees that he/she will not effect such proposed transfer until either
(i) Optionee has provided to the Company, if so requested by the Company, an opinion of counsel reasonably satisfactory in form and substance to the Company that such proposed transfer is exempt from registration under the 1933 Act and any applicable state securities laws, or (ii) a registration statement under the 1933 Act covering such proposed disposition has been filed by the Company (although the Company is under no obligation to file any registration statement) under the 1933 Act and has become effective and compliance with applicable state securities laws has been effected. The Company agrees that it will respond as promptly as reasonably practicable to any notice of sale given hereunder.

          D.   NO TRADING MARKET; NO REGISTRATION OBLIGATION.  Each Optionee
               ---------------------------------------------
acknowledges that no trading market for the Company's Common Stock exists and, as a result, Optionee may be unable to sell any of the Common Stock acquired upon the exercise of the

Stock Option Agreement
Community Health Computing Corp.


Options for the foreseeable future. Further, the Company has no obligation to register any of such Common Stock.

          E.   LEGEND ON CERTIFICATES.  Each stock certificate of the Company
               ----------------------
issued to represent any of the shares of Common Stock acquired pursuant to the exercise of Options shall bear the following (or substantially equivalent) legends on the face or reverse side thereof:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY JURISDICTION. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (I) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES THAT IS EFFECTIVE UNDER SUCH ACT OR APPLICABLE STATE SECURITIES LAW, OR (II) ANY EXEMPTION FROM REGISTRATION UNDER SUCH ACT, OR APPLICABLE STATE SECURITIES LAW, RELATING TO THE DISPOSITION OF SECURITIES, INCLUDING RULE 144, PROVIDED AN OPINION OF COUNSEL IS FURNISHED, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY, THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND/OR APPLICABLE STATE SECURITIES LAW IS AVAILABLE.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER COMPLIES WITH THE PROVISIONS OF A STOCK OPTION
          AGREEMENT TO WHICH THE HOLDER HEREOF IS A PARTY, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY.

Any stock certificate issued at any time in exchange or substitution for any certificate bearing such legends (except a new certificate issued upon the completion of a public distribution of Common Stock represented thereby) shall also bear such (or substantially equivalent) legends, unless the Common Stock represented by such certificate is no longer subject to the provisions of this Agreement and in the opinion of counsel for the Company the Common Stock represented thereby need no longer be subject to restrictions pursuant to the 1933 Act or applicable state securities law. The Company shall not be required to transfer on its books any certificate for Common Stock in violation of the provisions of this Agreement. The failure of the Company to affix such a legend to the certificate shall not release or waive Optionee's obligations under this Agreement.

Stock Option Agreement
Community Health Computing Corp.


     13.  SPECIAL RULES REGARDING INCENTIVE OPTIONS.
          -----------------------------------------

          A.   NOTICE OF TRANSFER.  If this Option is an Incentive Option, the
               ------------------
Optionee hereby agrees to notify the Company in writing within three (3) days after any sale, transfer or other disposition of shares acquired upon the exercise of this Option which occurs within either twelve (12) months following the date of exercise or twenty-four (24) months following the date of grant.

          B.   $100,000 PER YEAR EXERCISE LIMIT.  If this Option is an Incentive
               --------------------------------
Option, it shall be exercisable in accordance with the above schedule set forth in Section 2 hereof, but in no event shall it be exercised to the extent that
    ---------
the aggregate fair market value of Common Stock covered by such Option which is exercisable for the first time during any calendar year, when combined with the aggregate fair market value of all stock covered by incentive stock options (as defined in the Code) granted to Optionee after December 31, 1986 by the Company, its parent or a subsidiary of the Company which are exercisable for the first time during the same calendar year, exceeds $100,000.

     14.  NO AGREEMENT OF EMPLOYMENT.  Neither the grant of this Option nor this
          --------------------------
Agreement shall be deemed to create any agreement with, or obligation by, the Company to employ the Optionee for any period of time, it being understood that employment is strictly "at will" in the absence of any written agreement to the contrary and, in the absence of such written agreement, such person may be terminated by the Company at any time, with or without cause.

     15.  ASSIGNMENT OF INVENTIONS, ETC.; NON-DISCLOSURE OF CONFIDENTIAL
          ---------------------------------------------------------------
INFORMATION.  As further consideration for the issuance of the Option, the
-----------
Optionee, if he is an employee of the Company, agrees as follows:

          A.   ASSIGNMENT OF INVENTIONS.  Any and all trade secrets, inventions
               ------------------------
and proprietary information which either (i) relates at the time of conception or reduction to practice to the Company or its business, or actual or demonstrably anticipated research or development of the Company or (ii) results from any work performed by the Optionee for the Company is hereby assigned to, and shall become the absolute property of, the Company and shall at all times and for all purposes be regarded as acquired and held by the Optionee in a fiduciary capacity for the sole benefit of the Company, and the Optionee agrees that, upon request, he will promptly make all disclosures, execute all assignments, instruments and papers, and perform all acts whatsoever necessary or desired by the Company to vest and confirm in it, its successors, assigns and nominees, all rights created or contemplated by this subparagraph A and which may be necessary or desirable to enable the Company, its successors, assigns, and nominees to secure and enjoy the full benefits and advantages thereof.

Stock Option Agreement
Community Health Computing Corp.


          B.   NONDISCLOSURE OF CONFIDENTIAL INFORMATION.  The Optionee shall
               -----------------------------------------
not, during his employment by the Company or at any time thereafter, directly or indirectly use, divulge, furnish or make accessible to anyone other than the Company, its directors and officers other than in the regular course of the business of the Company or any of its subsidiaries, any knowledge or information with respect to (i) confidential, secret or proprietary plans, data (including cost data), specifications, procedures and techniques, methods, inventions, software, firmware, source codes, technology, "knowhow," or other similar material or data relating to the business, products, services (whether existing or under development) or activities of the Company or its subsidiaries, (ii) any confidential business plans or surveys of the Company or its subsidiaries,
(iii) any other confidential or secret aspect of the business, products, services or activities of the Company or its subsidiaries, or (iv) any customer usages and requirements or any customer lists of the Company or its subsidiaries. The Optionee shall not, upon leaving the employ of the Company, without the prior written consent of an executive officer of the Company, take with him any data, customer lists, reports, studies, compilations, business plans, presentations/proposals, letters, memoranda, notes or other writings or documents whatever, or copies thereof, which reflect or deal with any of the confidential information described in this Section.

          C.   REMEDIES.  The  Optionee  acknowledges that a breach of the
               --------
provisions of this Agreement will cause the Company irreparable injury for which the Company cannot be reasonably or adequately compensated in damages. The Company shall, therefore, be entitled, in addition to all other remedies available to it, to injunctive and/or other equitable relief to prevent a breach of this Agreement, or any part of it, and to secure its enforcement.

     16.  SUBJECT TO PLAN.  This Option is issued subject and pursuant to the
          ---------------
provisions of the Plan, receipt of a copy of which the holder acknowledges. A determination of the Board of Directors or the Committee established pursuant to the Plan as to any questions which may arise with respect to the interpretation of the provisions of this Option and of the Plan shall be final. The Board of Directors or the Committee may authorize and establish such rules and regulations, and revisions thereof, not inconsistent with the provisions of the Plan, as it may deem advisable. Any provision hereof which is contrary to the terms and conditions of the Plan shall be superseded and governed by the Plan.

     17.  SEVERABILITY.  If any condition, term or provision of this Agreement
          ------------
is determined by a court to be illegal or in conflict with any law, state or Federal, the validity of the remaining portions or provisions shall not be affected, and the rights and obligations of the parties shall be construed and

Stock Option Agreement
Community Health Computing Corp.


enforced as if this Agreement did not contain the particular condition, term or provision determined to be unenforceable.

     18.  ENTIRE AGREEMENT; GOVERNING LAW.  This Agreement contains the entire
          -------------------------------
understanding and agreement between the parties hereto respecting the within subject matter, and there are no representations, agreements, arrangements or understandings, oral or written, between the parties hereto relating to the subject matter of this Agreement that are not fully expressed herein. The Company is a Delaware corporation, and this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

     WITNESS the signature of its duly authorized officer of the Company as of the date of grant hereof.

COMMUNITY HEALTH COMPUTING                  OPTIONEE:
 CORP.

                                            ______________________________
By  ____________________________                      Signature

Title:  ________________________            ______________________________
                                                      Print Name

                                            ______________________________
                                                    Street Address

                                            ______________________________
                                                City, State, Zip Code

                                            ______________________________
                                                 Social Security No.


*IF you have any "Inventions" to except from Section 15, you must IDENTIFY ALL SUCH INVENTIONS below, or, if the statement is not applicable, you must write NONE below.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________